UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017 (November 30, 2017)

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number : 001-12669

South Carolina	57-0799315
(State of incorporation)	(I.R.S. Employer Identification No.)

520 Gervais Street
Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

(800) 277-2175
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on November 30, 2017, of the transactions contemplated by the Agreement and Plan of Merger, dated as of April 26, 2017 (the “Merger Agreement”), by and between Park Sterling Corporation, a North Carolina corporation (“Park Sterling”), and South State Corporation, a South Carolina corporation (“South State,” or the “Company”), including the merger of Park Sterling with and into South State (the “Merger”), with South State as the surviving corporation in the Merger.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

On November 30, 2017, pursuant to the terms of the Merger Agreement, Park Sterling merged with and into the Company, with the Company continuing as the surviving entity in the Merger.  Immediately after the Merger, Park Sterling’s wholly owned bank subsidiary, Park Sterling Bank, merged with and into South State’s wholly owned bank subsidiary, South State Bank (the “Bank Merger”), with South State Bank as the surviving entity in the Bank Merger.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of Park Sterling (“Park Sterling Common Stock”) (except for shares that were owned directly by South State or Park Sterling, subject to certain customary exceptions, which were cancelled in the Merger) was converted into the right to receive 0.14 shares (the “Exchange Ratio”) of common stock, par value $2.50 per share, of the Company (“Company Common Stock”) (such amount, the “Merger Consideration”).  No fractional shares of Company Common Stock were issued in the Merger, and Park Sterling shareholders became entitled to receive cash in lieu of fractional shares.

At the Effective Time, each stock option granted by Park Sterling, whether vested or unvested, was cancelled and converted into the right to receive a cash amount equal to the product of (a) the number of shares of Park Sterling Common Stock subject to such stock option immediately prior to the Effective Time and (b) the excess, if any, of (i) the product of (A) the average closing price per share for Company Common Stock for the ten full trading days ending on the day immediately preceding the closing date and (B) the Exchange Ratio (the “Cash Consideration Value”), over (ii) the exercise price of such option.  At the Effective Time, any stock options granted by Park Sterling with an exercise price equal to or greater than the Cash Consideration Value were cancelled with no consideration.  In addition, at the Effective Time, each award of restricted shares of Park Sterling Common Stock vested in full, and was converted into the right to receive the Merger Consideration in respect of each share of Park Sterling Common Stock underlying such award.

In connection with the Merger, the Company assumed Park Sterling’s obligations as required by the indentures and certain related agreements with respect to Park Sterling’s outstanding trust preferred securities, which have an aggregate principal amount of $43.1 million (in each case before related acquisition accounting fair market value adjustments).  Park Sterling had previously assumed the obligations with respect to such trust preferred securities in connection with its acquisitions of Community Capital Corporation, Citizens South Banking Corporation, Provident Community Bancshares, Inc. and First Capital Bancorp, Inc.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to South State’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 1, 2017, and is incorporated by reference herein.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

The information set forth in the Introductory Note is incorporated herein by reference.

At the Effective Time, pursuant to the terms of the Merger Agreement, the Board appointed James C. Cherry, the former Chief Executive Officer and a former director of Park Sterling, and Jean E. Davis, a former director of Park Sterling, as directors of the Company (collectively, the “New Directors”).  In accordance with the Merger Agreement, Mr. Cherry has been appointed to the Executive Committee of the Board to serve for a period ending one (1) year after the Effective Time.  Ms. Davis has been appointed to serve on the Compensation and Governance Committees of the Board.  The size of the Board was increased to fifteen (15) directors to accommodate the appointments.

Mr. Cherry previously served as Chief Executive Officer of Park Sterling since its inception.  Prior to Park Sterling, he served in numerous executive roles for Wachovia Corporation.  Mr. Cherry is currently a director of Armada Hoffler Properties, Inc., a Virginia-based REIT.  In connection with the execution of the Merger Agreement, South State Bank entered into a Consulting and Noncompetition Agreement with Mr. Cherry (the “Consulting Agreement”).  A description of the Consulting Agreement was previously disclosed in the section of the Company’s Registration Statement on Form S-4 (No. 333-219299) filed with the Commission on July 14, 2017, as amended (the “Form S-4”) entitled “Interests of Park Sterling’s Directors and Executive Officers in the Merger—Consulting or Employment Agreements between South State and Certain Executive Officers of Park Sterling,” which description is incorporated herein by reference.

Ms. Davis has served as a director of Park Sterling since 2011.  In 2006, she retired from Wachovia Corporation as Head of Operations, Technology and e-Commerce.  She currently chairs both the Safe Alliance Board of Directors and the Charlotte Latin School Board of Trustees.

Other than the Merger Agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors.  Other than the Consulting Agreement, there are no transactions in which either New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01.                                        Other Events.

On December 1, 2017, South State issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

South State intends to file the financial statements of Park Sterling required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information.

South State intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of April 26, 2017, by and between Park Sterling Corporation and South State Corporation (incorporated by reference to Exhibit 2.1 to South State Corporation’s Current Report on Form 8-K filed on May 1, 2017).*

99.1	Press Release, dated December 1, 2017.

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K.  South State agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or similar attachment upon request.

Exhibit Index

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of April 26, 2017, by and between Park Sterling Corporation and South State Corporation (incorporated by reference to Exhibit 2.1 to South State Corporation’s Current Report on Form 8-K filed on May 1, 2017).*

99.1	Press Release, dated December 1, 2017.

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K.  South State agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or similar attachment upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION

By:	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

Date:  December 1, 2017